UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2017

Advanced Environmental Petroleum Producers Inc.
(Exact name of registrant as specified in its charter)

Florida	333-192405	46-3046340
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

215 North Jefferson Ossian, Indiana	46777
(address of principal executive offices)	(zip code)

(260) 490-9990
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K amends and restates in its entirety, the Current Report on Form 8-K of Advanced Environmental Petroleum Producers, Inc. (the “Company,” “we”, “us” or “our”) filed with the Securities and Exchange Commission (the “SEC”) on or about March 14, 2017.

Item 1.01 . Entry into a Material Definitive Agreement.

Pursuant to a Stock Purchase Agreement dated as of March 6, 2017 by and among Oncolix, Inc., a Delaware corporation (the “Purchaser” or “Oncolix””), Brian K. Kistler our majority shareholder and sole executive officer, employee and director on our Board, New Opportunity Business Solutions, Inc. a corporation whose sole employee, officer, director, control person and shareholder is Mr. Kistler (“NOBS,” and together with Mr. Kistler, collectively, the “Seller”) and the Company (the “SPA”), the Seller will sell 61,465,130 shares of our common stock owned by the Seller (approximately 66% of our issued and outstanding shares) to the Purchaser for a purchase price of $315,000 (the “Share Acquisition”). As a result of the Share Acquisition, the Purchaser will become the majority shareholder of the Company, and pursuant to the SPA, approximately $111,928 of the $315,000 purchase price will be utilized by the Seller to pay all outstanding indebtedness and financial obligations of the Company so that immediately following the closing of the Share Acquisition (the “SPA Closing”), the Company will have no outstanding indebtedness and/or other financial obligations.  There are numerous conditions to the Closing of the Share Acquisition, and no assurance can be given that the SPA Closing will be completed.

As a condition to the SPA Closing, Mr. Kistler, our sole employee, executive officer, director and our Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer, shall resign all such positions with the Company immediately following the Board’s appointment of Michael T. Redman as a director to our Board and as our Chief Executive Officer, President, Principal Executive Officer and Principal Financial Officer and J. Donald Payne as a director to our Board and our Secretary and Chief Accounting Officer. Mr. Redman is currently the Chief Executive Officer, President and a Director and Mr. Payne is the Senior Vice President – Finance and Administration and Secretary of the Purchaser.

Additional information about the SPA, the Share Acquisition and related matters and agreements can be found in our Schedule 14f-1 Information Statement filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2017, and amended pursuant to that Amendment No. 1 filed with the SEC on March 21, 2017, pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and SEC Rule 14f-1 promulgated thereunder.

A copy of the SPA is attached hereto as Exhibit 10 and incorporated herein by reference in Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit

Title of Document

Location

10

Stock Purchase Agreement dated March 6, 2017

This filing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Environmental Petroleum Producers Inc.

Dated: April_4, 2017	/s/ Brian Kistler
Brian Kistler
Chief Executive Officer

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